MANAGEMENT DISCUSSION AND ANALYSIS

Federated Stock Trust

Annual Report For 12 Months Ended October 31, 1999

The fiscal year ended October 31, 1999, provided another healthy period of returns for your fund. The fund provided a total return of 11.03%* versus 11.67% and 25.64% for the Average Lipper Multi-Cap Value Fund and the Standard & Poors 500 Index (the "S&P 500"),** respectively.

  Despite healthy returns for the S&P 500 over the fiscal year, the market's performance was delivered in a very narrow fashion as the returns of the market were concentrated in a handful of ultra large capitalization, predominantly technology growth stocks. The average stock in the S&P 500, as measured by the equal weighted S&P 500, returned 15.6% for the reporting period. In fact, over one half of the S&P 500's fiscal year return was delivered by only eleven stocks, seven of which were Technology stocks. Five stocks: Microsoft, General Electric, Cisco Systems, Intel and America Online provided nearly one third of the S&P 500's total return. For the twelve month reporting period, the Technology sector within the S&P 500 returned 66%. Needless to say, in this market environment value strategies struggled. Surprisingly, the reporting period was quite volatile from a market leadership perspective. The market went from being extremely narrow for the first five months of the reporting period, to broadening significantly in the April to June time frame and then reverting back to the old leadership for the final five months of the fiscal year. The fiscal year started with explosive returns as the market dismissed the pessimism created by the Russian debt crisis and the Long Term Capital Management hedge fund problems. This dramatic recovery was concentrated in technology stocks and a short list of large capitalization growth stocks. Starting in April, however, market leadership rotated to a broader group of cyclical, commodity and smaller capitalization stocks. This move was sparked by strong first quarter earnings, a revival in oil prices and signs of a global economic recovery. The perceived revival of global economic activity benefited areas of the market, such as value stocks and small cap stocks, that had not been the "safe havens" from the global economic turmoil of the previous two years, and whose earnings should benefit with a marked increase in global growth. However, this leadership was short lived as the market reverted back to former leadership, a fairly narrow list of Technology, Internet and growth stocks, despite evidence of a continued global economic recovery. This narrowing for the last five months was perplexing from a normal market cycle perspective, but it appears that market has become fixated on Technology and momentum strategies.

* Past performance is no guarantee of future results. Investment return and principal values will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original price

** This index is unmanaged.

  Aiding relative performance for the year was an underweight position in the underperforming Consumer Staples, Healthcare and Basic Materials sectors as well as favorable relative security performance in the Consumer Staples sector. More than offsetting these favorable influences was underweight positions in the strong performing Technology and Communication Services sectors as well as unfavorable relative security performance in the Capital Goods, Consumer Cyclicals, Financials and Communication Services sectors. From a broader perspective, performance was adversely impacted relative to the S&P 500 by the narrow market participation described above, as well as an unfavorable environment for value investors.

  Looking ahead, despite the underperformance of the value style of investing over the past two years, we remain committed to our investment disciplines. Over time, we believe that our proprietary valuation models and security selection process can add value for our investors. Our focus is to identify leading companies which are temporarily out of favor and appear inexpensive relative to their market history as well as to their expected growth. We will continue to add these undervalued securities to the portfolio and eliminate those which appear overvalued. History has shown that after periods of narrow market leadership dominated by a handful of growth stocks, active value management can provide superior returns.

LAST MEETING OF SHAREHOLDERS

The Special Meeting of shareholders of Federated Stock Trust (the "Fund") was held on November 7, 1999. The following items were considered by shareholders and the results of their voting were as follows.

1.Election of Trustees/1/

                                       Shares Voted            Shares
                                       Affirmatively          Withheld
Thomas G. Bigley                       30,221,037             307,149
------------------------------------------------------------------------
Nicholas P. Constantakis               30,223,336             304,850
------------------------------------------------------------------------
John F. Cunningham                     30,224,519             303,667
------------------------------------------------------------------------
J. Christopher Donahue                 30,224,949             303,237
------------------------------------------------------------------------
Charles F. Mansfield, Jr.              30,223,398             304,788
------------------------------------------------------------------------
John E. Murray, Jr.                    30,224,212             303,974
------------------------------------------------------------------------
John S. Walsh                          30,222,249             305,937
------------------------------------------------------------------------

1 The following Trustees continued their terms as Trustees: John F. Donahue,
  John T. Conroy, Lawrence D. Ellis, M.D., Peter E. Madden, and Marjorie P.
  Smuts.


2. To Make Changes To The Fund's Fundamental Investment Policies:

(a) To approve amending the Fund's fundamental investment policy regarding diversification.

For                                      Against        Abstentions
------------------------------------------------------------------------
25,586,567                               1,082,461      494,975
------------------------------------------------------------------------

(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

For                                      Against        Abstentions
------------------------------------------------------------------------
25,586,567                               1,082,461      494,975
------------------------------------------------------------------------

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate.

For                                     Against          Abstentions
------------------------------------------------------------------------
25,814,931                              854,097          494,975
------------------------------------------------------------------------

(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities.

For                                     Against          Abstentions
------------------------------------------------------------------------
25,814,931                              854,097          494,975
------------------------------------------------------------------------

(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities.

For                                     Against         Abstentions
------------------------------------------------------------------------
25,814,931                              854,097         494,975
------------------------------------------------------------------------

(f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund.

For                                     Against           Abstentions
------------------------------------------------------------------------
25,586,567                              1,082,461         494,975
------------------------------------------------------------------------

(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.

For                                     Against           Abstentions

------------------------------------------------------------------------
25,814,931                              854,097           494,975
------------------------------------------------------------------------

(h) To approve amending and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

For                                     Against            Abstentions
------------------------------------------------------------------------
25,586,567                              1,082,461          494,975
------------------------------------------------------------------------

(i) To approve amending and making non-fundamental, the Fund's fundamental investment policy regarding investing in securities of other investment companies.

For                                     Against         Abstentions
------------------------------------------------------------------------
25,586,567                              1,082,461       494,975
------------------------------------------------------------------------

(j) To approve amending and making non-fundamental, the Fund's fundamental investment policy relating to pledging assets.

For                                     Against         Abstentions
------------------------------------------------------------------------
25,586,567                              1,086,613       494,975
------------------------------------------------------------------------

(k) To approve amending and making non-fundamental, the Fund's fundamental investment policies regarding investing in restricted securities and illiquid securities.

For                                      Against        Abstentions
------------------------------------------------------------------------
25,586,567                               1,082,461      494,975
------------------------------------------------------------------------

(l) To approve amending and making non-fundamental, the Fund's fundamental investment policies regarding investing in common stock and other securities.

For                                      Against         Abstentions
------------------------------------------------------------------------
25,586,567                               1,082,461       494,975
------------------------------------------------------------------------

(m) To approve amending and making non-fundamental, the Fund's fundamental investment policies relating to investing in money market instruments and entering into repurchase agreements.

For                                     Against          Abstentions
------------------------------------------------------------------------
25,814,931                              854,087          494,975
------------------------------------------------------------------------

(n) To approve amending and making non-fundamental, the Fund's fundamental investment policy relating to engaging in when-issued and delayed delivery transactions.

For                                     Against          Abstentions
------------------------------------------------------------------------
25,814,931                              854,097          494,975
------------------------------------------------------------------------

3.To Eliminate Certain of the Fund's Fundamental Investment Policies:
(a) To approve removing the Fund's fundamental investment policy regarding selling securities short.

For                                      Against         Abstentions
------------------------------------------------------------------------
25,497,931                               1,164,943       501,206
------------------------------------------------------------------------

(b) To approve removing the Fund's fundamental investment policy regarding investing in securities of new issuers.

For                                    Against          Abstentions
------------------------------------------------------------------------
25,501,698                             1,161,099        501,206
------------------------------------------------------------------------

(c) To approve removing the Fund's fundamental investment policy regarding investing in issuers whose securities are owned by officers and Trustees.

For                                     Against         Abstentions
------------------------------------------------------------------------
25,724,372                               938,425              501,206
------------------------------------------------------------------------

(d) To approve removing the Fund's fundamental investment policy regarding investing for the purpose of exercising control.

For                                     Against         Abstentions
------------------------------------------------------------------------
25,723,240                              939,557         501,206
------------------------------------------------------------------------

(e) To approve removing the Fund's fundamental investment policy regarding dealing in puts and calls.

For                                     Against         Abstentions
------------------------------------------------------------------------
25,503,139                              1,159,658       501,206
------------------------------------------------------------------------

(f) To approve removing the Fund's fundamental investment policy regarding engaging in short-term trading and portfolio turnover.

For                                     Against         Abstentions
------------------------------------------------------------------------
25,731,139                              931,294         501,206
------------------------------------------------------------------------

(g) To approve removing the Fund's fundamental investment policy on investing in oil, gas and mineral exploration or development programs.

For                                    Against          Abstentions
------------------------------------------------------------------------
25,503,139                             1,159,658        501,206
------------------------------------------------------------------------

(h) To approve removing the Fund's fundamental investment policy relating to permissible investments.

For                                     Against         Abstentions
------------------------------------------------------------------------
25,731,139                              931,294         501,206
------------------------------------------------------------------------

4. To Approve Amendments to, and a Restatement of, the Trust's Declaration of
  Trust:

(a) To approve requiring the approval of a majority of the outstanding voting securities of the Fund in the event of the sale and conveyance of the assets of the Fund to another trust or corporation.

For                                     Against         Abstentions
------------------------------------------------------------------------
25,716,801                              756,869         690,333
------------------------------------------------------------------------

(b) To approve permitting the Board of Trustees to liquidate assets of the Fund, or of its series or classes, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder approval.

For                                     Against          Abstentions
------------------------------------------------------------------------
24,556,782                              2,138,398        468,823
------------------------------------------------------------------------

FEDERATED STOCK TRUST

Growth of $25,000 Invested in Federated Stock Trust

[The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Shares of Federated Stock Fund (the "Fund") are represented by a solid line. Standard & Poor's 500 Index (S&P 500) is represented by a dotted line and the Lipper Growth and Income Funds Average (LGIFA) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Fund, and the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 10/31/89 to 10/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LGIFA. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LGIFA. The ending values were $102,467, $128,585 and $93,482, respectively.]

Average Annual Total Return for the Period Ended
 October 31, 1999
------------------------------------------------------------------------
1 Year                                                       11.03%
------------------------------------------------------------------------
5 Years                                                      20.55%
------------------------------------------------------------------------
10 Years                                                     15.15%
------------------------------------------------------------------------

The graph above illustrates the hypothetical investment of $25,0001 in the Federated Stock Trust (the "Fund") from October 31, 1989 to October 31, 1999 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Growth and Income Funds Average (LGIFA)./3/

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

  This report must be preceded or accompanied by the Fund's prospectus dated December 31, 1999, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (the "SEC") requires to be reflected in the Fund's performance. This index is unmanaged.

3 The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.



[Federated logo]

Federated Stock Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com

Federated Securities Corp., Distributor

Cusip 313900102
006682-ARS (12/99)

Federated is a registered mark of Federated Investors, Inc. 1999 (C)Federated Investors, Inc.

[Recycled Paper Logo]



PROSPECTUS

Federated Stock Trust


A large capitalization value mutual fund seeking to provide growth of income and capital by investing primarily in common stocks of high quality companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



Contents
Risk/Return Summary                                                        1
What are the Fund's Fees and Expenses?                                     3
What are the Fund's Investment Strategies?                                 4
What are the Principal Securities in Which the
Fund Invests?                                                              5
What are the Specific Risks of Investing in the Fund?                      5
What do Shares Cost?                                                       6
How is the Fund Sold?                                                      6
How to Purchase Shares                                                     6
How to Redeem Shares                                                       8
Account and Share Information                                              9
Who Manages the Fund?                                                     10
Financial Information                                                     12
Report of Deloitte & Touche LLP,
 Independent Auditors                                                     24



------------------
NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE
------------------

DECEMBER 31, 1999


Risk/Return Summary


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide growth of income and capital. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in equity securities of companies that are generally leaders in their industries, are characterized by sound management and have the ability to finance expected growth.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

 . Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's share price may decline suddenly or over a sustained period of time.

 . Risks Relating To Investing For Value. The Fund generally uses a "value" style of investing, so that the Fund's share price may lag that of other funds using a different investment style.

 . Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect the sectors emphasized by the Fund.

 . Risks of Investing in American Depositary Receipts. Because the Fund may invest in American Depositary Receipts ("ADRs") issued by foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards, than would otherwise be the case.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The graphic presentation displayed here consists of a bar chart representing the annual total returns Federated Stock Trust as of the calendar year-end for each of ten years. The `y' axis reflects the "% Total Return" beginning with "-10%" and increasing in increments of 10% up to 40%

The `x' axis represents calculation periods for the last ten calendar years of the Fund, beginning with the earliest year. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1989 through 1998, The percentages noted are: 13.13%, (4.99%), 29.04%, 11.94%, 12.49%, (0.45%), 35.63%, 21.17%, 34.42%, and 17.26%.


The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

The Fund's shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's total return for the nine-month period from January 1, 1999 to September 30, 1999 was 1.01%.

Within the period shown in the Chart, the Fund's highest quarterly return was 16.48% (quarter ended December 31, 1998). Its lowest quarterly return was (15.58%) (quarter ended September 30, 1990).

Average Annual Total Return Table

The following table represents the Fund's Average Annual Total Returns for the calendar periods ended December 31, 1998. The table shows the Fund's total returns averaged over a period of years relative to the Standard & Poor's 500 (S&P 500), a broad based market index and Lipper Growth and Income Funds Average (LGIFA), an average of funds with similar investment objectives. Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.


Calendar Period                         Fund         S&P 500         LGIFA
1 Year                                   17.26%         28.15%        15.61%
5 Years                                  20.86%         23.98%        18.35%
10 Years                                 16.24%         19.15%        15.53%

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.




What are the Fund's Fees and Expenses?


FEDERATED STOCK TRUST

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price)........................................   None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as
applicable).....   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering
price)...   None
Redemption Fee (as a percentage of amount redeemed, if
applicable)..........................................................   None
Exchange
Fee................................................................................................................   None

Annual Fund Operating Expenses (Before Waivers)/1/
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management
Fee/2/...........................................................................................................   0.66%
Distribution (12b-1)
Fee....................................................................................................   None
Shareholder Services
Fee/3/.................................................................................................   0.25%
Other
Expenses..............................................................................................................
0.14%
Total Annual Fund Operating
Expenses........................................................................................   1.05%
------------------------------------------------------------------------------------------------------------------------------------
1 Although not contractually obligated to do so, the shareholder services provider waived certain amounts. These are shown below
  along with the net expenses the Fund actually paid for the fiscal year ended
October 31, 1999.
  Total Waiver of Fund
Expenses..............................................................................................  0.10%
  Total Actual Annual Fund Operating Expenses (after
waivers)................................................................  0.95%
2 The maximum management services fee is 0.75% of the first $500 million in average daily net assets, 0.675% of the second $500
  million in average daily net assets, 0.60% of the third $500 million in average daily net assets, 0.525% of the fourth $500 million in average daily net assets, and 0.40% of average daily net assets in excess of $2 billion.
3 The shareholder services provider voluntarily waives a portion of the shareholder services fee. The shareholder services provider
  can terminate this voluntary waiver at any time. The shareholder services fee paid by the Fund (after the voluntary waiver) was
  0.15% for the fiscal year ended October 31, 1999.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before waivers as estimated in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                                      $   107
3 Years                                                     $   334
5 Years                                                     $   579
10 Years                                                    $ 1,283


What are the Fund's Investment Strategies?


The Fund pursues its investment objective by investing primarily in equity securities of companies that are generally leaders in their industries, are characterized by sound management and have the ability to finance expected growth. The Adviser attempts to identify good long-term values through disciplined investing and careful fundamental research. The Fund's holdings ordinarily will be in large capitalization companies that are in the top 25% of their industries with regard to revenues.


  The Adviser ranks the future performance potential of companies, based on valuation models which attempt to identify companies trading at low valuation relative to their history, to the market and to their expected future growth. To determine the timing of purchases and sales of portfolio securities, the Adviser looks at recent stock price performance and the direction of current fiscal year earning estimates. In addition, the Adviser performs traditional fundamental analysis to select the most promising companies for the Fund's portfolio.


  Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, the Adviser limits the Fund's exposure to each business sector that comprises more than 5% of the S&P 500 Index. The Fund's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector.


PORTFOLIO TURNOVER


The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.


TEMPORARY DEFENSIVE INVESTMENTS


The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.


What are the Principal Securities in Which the Fund Invests?


EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the principal types of equity securities in which the Fund may invest.


Common Stocks


Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.


American Depositary Receipts


ADRs represent interests in underlying securities issued by a foreign company. Depositary Receipts are not traded in the same market as the underlying security. The foreign securities underlying ADRs are not traded in the U.S. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions.


What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS


 . The value of equity securities in the Fund's portfolio will rise and fall.
  These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

 . The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.



SECTOR RISKS
 . Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.


RISKS RELATED TO INVESTING FOR VALUE

 . Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.



RISKS OF INVESTING IN AMERICAN DEPOSITARY RECEIPTS

 . Because the Fund may invest in ADRs issued by foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards, than would otherwise be the case.

What do Shares Cost?


You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in the prospectus) it is processed at the next calculated net asset value (NAV).


  The Fund does not charge a front-end sales charge.


  NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.


  The Fund generally values equity securities according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).


  The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."


  The required minimum initial investment for Fund Shares is $25,000. There is no required minimum subsequent investment amount.

  An account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?


The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through investment professionals.


  The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).


How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

 . Establish an account with the investment professional; and

 . Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

 . Establish your account with the Fund by submitting a completed
  New Account Form; and

 . Send your payment to the Fund by Federal Reserve wire or check.


You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.

  An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire Send your wire to:
 State Street Bank and Trust Company
 Boston, MA
 Dollar Amount of Wire
 ABA Number 011000028
 Attention: EDGEWIRE

 Wire Order Number, Dealer Number
  or Group Number
 Nominee/Institution Name
 Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check
Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

 Federated Shareholder Services Company
 P.O. Box 8600
 Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

 Federated Shareholder Services Company
 1099 Hingham Street
 Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third- party checks (checks originally payable to someone other than you or The Federated Funds).


BY AUTOMATED CLEARING HOUSE (ACH)


Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.


RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.


How to Redeem Shares

You should redeem Shares:

 . through an investment professional if you purchased Shares through an investment professional; or

 . directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.


DIRECTLY FROM THE FUND

By Telephone

You may redeem Shares by calling the Fund at 1-800-341-7400 once you have completed the appropriate authorization form for telephone transactions.

  If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.


By Mail

You may redeem Shares by mailing a written request to the Fund.

  You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.


Send requests by mail to:
 Federated Shareholder Services Company
 P.O. Box 8600
 Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:
 Federated Shareholder Services Company
 1099 Hingham Street
 Rockland, MA 02370-3317

All requests must include:

 . Fund Name and Share Class, account number and account
  registration;
 . amount to be redeemed; and

 . signatures of all shareholders exactly as registered.


Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

 . your redemption will be sent to an address other than the address of record;

 . your redemption will be sent to an address of record that was changed within the last 30 days; or
 . a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

 . an electronic transfer to your account at a financial
  institution that is an ACH member; or
 . wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:
 . to allow your purchase to clear;
 . during periods of market volatility; or . when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.


REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.


ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates
The Fund no longer issues share certificates. If you are redeeming Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS
The Fund declares and pays any dividends quarterly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

  In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

  If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.


TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.


Who Manages the Fund?

The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222- 3779.


  The Adviser and other subsidiaries of Federated advise approximately 175 mutual funds and separate accounts, which totaled approximately $111 billion in assets as of December 31, 1998. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers.


THE FUND'S PORTFOLIO MANAGERS ARE:

Michael P. Donnelly

Michael P. Donnelly has been the Fund's Portfolio Manager since November 1997. He is Vice President of the Fund. Mr. Donnelly joined Federated in 1989 as an Investment Analyst. He served as a Portfolio Manager from 1994 to 1998 and became a Senior Portfolio Manager in 1998. He was a Vice President of the Fund's Adviser from 1994 to 1999. In May 1999, Mr. Donnelly became a Senior Vice President of the Fund's Adviser. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.


Kevin R. McCloskey

Kevin R. McCloskey was named a Portfolio Manager of the Fund in October 1999. Mr. McCloskey joined Federated in 1999 as a Portfolio Manager and is a Vice President of the Fund's Adviser. From September 1994 to July 1999, he served as a portfolio manager, and from January 1994 to September 1994, he served as an investment/quantitative analyst at Killian Asset Management Corporation. Mr. McCloskey is a Chartered Financial Analyst. He earned his M.B.A. with concentrations in investment management and quantitative methods from the University of Dayton.


ADVISORY FEES


The Adviser receives an annual investment advisory fee based on the Fund's average daily net assets as shown in the chart below. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.


                                            Advisory Fee as a
                                          Percentage of Average
Average Daily Net Assets                    Daily Net Assets
First $500 million                                0.750%
Second $500 million                               0.675%
Third $500 million                                0.600%
Fourth $500 million                               0.525%
Over $2 billion                                   0.400%


Under the investment advisory contract, the Adviser will reimburse the Fund the amount, limited to the amount of the advisory fee, by which the Fund's aggregate annual operating expenses, including its investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its Shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses exceed 1.00% of its average daily net assets. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.

YEAR 2000 READINESS

The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date- related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Fund, that rely on computers.

  While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications.

  The Fund's service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.


  However, this may be difficult with certain issuers. For example, funds dealing with foreign service providers or investing in foreign securities will have difficulty determining the Year 2000 readiness of those entities.


  Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Fund may purchase.

  The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.

Financial Information

FINANCIAL HIGHLIGHTS

The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

  This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.





Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditor's Report on page 24.

Year Ended October 31                               1999/1/          1998               1997             1996
1995
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    38.07        $    39.90         $    34.38         $  30.66          $
26.33
Income from Investment Operations:
Net investment income                               0.37              0.37               0.36             0.53
0.47
Net realized and unrealized
gain
 on investments                                     3.64              5.38               9.54             5.84
5.04
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                    4.01              5.75               9.90             6.37
5.51
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from
net
 investment income                                 (0.36)            (0.36)             (0.38)           (0.51)
(0.49)
Distributions from net realized
gain
 on investments                                    (3.89)            (7.22)             (4.00)           (2.14)
(0.69)
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                               (4.25)            (7.58)             (4.38)           (2.65)
(1.18)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    37.83        $    38.07         $    39.90         $  34.38          $
30.66
--------------------------------------------------------------------------------------------------------------------------------
Total Return/2/                                    11.03%            16.40%             32.27%           22.08%
21.98%
--------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------------------------
Expenses/3/                                         1.05%             1.07%              1.12%            1.14%
1.16%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/3/                            0.88%             0.87%              0.86%            1.49%
1.56%
--------------------------------------------------------------------------------------------------------------------------------
Expenses (after waivers)                            0.95%             0.96%              0.99%            0.99%
1.01%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (after waivers)               0.98%             0.98%              0.99%            1.64%
1.71%
--------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of
period
 (000 omitted)                                $1,659,250        $1,448,819         $1,174,018         $830,545
$632,069
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    25%               41%                71%
55%               42%
--------------------------------------------------------------------------------------------------------------------------------

 1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.
 2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
 3 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

See Notes which are an integral part of the Financial Statements










Portfolio of Investments

OCTOBER 31, 1999

Shares                                                                                     Value
                  COMMON STOCKS--97.4%
                  Basic Materials--1.5%
  2,287,500       LTV Corp.                                                           $   8,292,187
    279,700       PPG Industries, Inc.                                                   16,956,812
                                                                                    ---------------
                  TOTAL                                                                  25,248,999
                                                                                    ---------------
                  Capital Goods--10.8%
    324,400       Allied-Signal, Inc.                                                    18,470,525
    350,500       Deere & Co.                                                            12,705,625
    299,900       Ingersoll-Rand Co.                                                     15,669,775
    301,000       Johnson Controls, Inc.                                                 18,285,750
    199,900       Koninklijke (Royal) Philips Electronics NV, ADR                        20,777,106
    276,500       Northrop Grumman, Corp.                                                15,172,937
    459,400       Parker-Hannifin Corp.                                                  21,046,262
    777,100       Tenneco, Inc.                                                          12,433,600
    219,800       Textron, Inc.                                                          16,965,812
    517,944       Tyco International Ltd.                                                20,685,388
    420,400       Waste Management, Inc.                                                  7,724,850
                                                                                    ---------------
                  TOTAL                                                                 179,937,630
                                                                                    ---------------
                  Communication Services--6.6%
    528,850       AT&T Corp.                                                             24,723,737
    272,800       Bell Atlantic Corp.                                                    17,714,950
    436,800       BellSouth Corp.                                                        19,656,000
    313,800       GTE Corp.                                                              23,535,000
    403,654       U.S. West, Inc.                                                        24,648,122
                                                                                    ---------------
                  TOTAL                                                                 110,277,809
                                                                                    ---------------
                  Consumer Cyclicals--7.4%
    316,000       Block (H&R), Inc.                                                      13,449,750
    775,000       Cooper Tire & Rubber Co.                                               13,029,687
    445,579       Delphi Auto Systems Corp.                                               7,324,205
    633,000       Dillards, Inc., Class A                                                11,947,875
    298,400       General Motors Corp.                                                   20,962,600
    636,000       Hasbro, Inc.                                                           13,117,500
    982,900   /1/ K Mart Corp.                                                            9,890,431
    151,700       Knight-Ridder, Inc.                                                     9,632,950
    424,500       Wal-Mart Stores, Inc.                                               $  24,063,844
                                                                                    ---------------
                  TOTAL                                                                 123,418,842
                                                                                    ---------------
                  Consumer Staples--10.8%
    563,400       Kimberly-Clark Corp.                                                   35,564,625
    460,700   /1/ King World Productions, Inc.                                           17,852,125
    497,600       Nabisco Group Holdings Corp.                                            6,375,500
    686,000       News Corp. Ltd., ADR                                                   18,907,875
    400,600       Philip Morris Cos., Inc.                                               10,090,112
    854,000       Sara Lee Corp.                                                         23,111,375
    332,600   /1/ Tricon Global Restaurants, Inc.                                        13,366,362
    572,200       UST, Inc.                                                              15,842,787
    221,628       Unilever N.V., ADR                                                     14,779,817
    493,000   /1/ Viacom, Inc., Class A                                                  22,462,312
                                                                                    ---------------
                  TOTAL                                                                 178,352,890
                                                                                    ---------------
                  Energy--8.5%
    476,900       Ashland, Inc.                                                          15,737,700
    136,900       Atlantic Richfield Co.                                                 12,757,369
    181,500       Chevron Corp.                                                          16,573,219
    815,800       ENSCO International, Inc.                                              15,806,125
    245,800       Exxon Corp.                                                            18,204,562
    342,800       Royal Dutch Petroleum Co., ADR                                         20,546,575
    531,900       Sunoco, Inc.                                                           12,832,087
    220,500       Texaco, Inc.                                                           13,533,187
    539,500       USX Corp.                                                              15,712,938
                                                                                    ---------------
                  TOTAL                                                                 141,703,762
                                                                                    ---------------
                  Financials--19.4%
    241,975       ABB AB, ADR                                                            22,651,308
    291,100       Allmerica Financial Corp.                                              16,647,281
    616,900       Allstate Corp.                                                         17,735,875
    327,200       Bank One Corporation                                                   12,290,450
    353,700       Bank of America Corp                                                   22,769,438
    439,530       Bear Stearns Cos., Inc.                                                18,734,966
    207,400       CIGNA Corp.                                                            15,503,150
    876,800       CIT Group, Inc., Class A                                               20,933,600
  1,508,300       Conseco, Inc.                                                          36,670,544
    318,300       Hartford Financial Services Group, Inc.                             $  16,491,919
    414,800       Lincoln National Corp.                                                 19,132,650
    265,300       Loews Corp.                                                            18,803,138
    263,800       MBIA Insurance Corp.                                                   15,053,088
    252,750       Marsh & McLennan Cos., Inc.                                            19,983,047
    225,000       Morgan Stanley, Dean Witter & Co.                                      24,820,313
    650,200       Washington Mutual, Inc.                                                23,366,563
                                                                                    ---------------
                  TOTAL                                                                 321,587,330
                                                                                    ---------------
                  Health Care--9.9%
    472,000       Abbott Laboratories                                                    19,057,000
    299,671       Baxter International, Inc.                                             19,441,156
  1,882,100   /1/ Beverly Enterprises, Inc.                                               7,410,769
    474,000       Bristol-Myers Squibb Co.                                               36,409,125
  1,776,800   /1/ HEALTHSOUTH, Corp.                                                     10,216,600
    268,200       Merck & Co., Inc.                                                      21,338,663
    525,000       Pharmacia & Upjohn, Inc.                                               28,317,188
    422,200       United Healthcare Corp.                                                21,822,463
                                                                                    ---------------
                  TOTAL                                                                 164,012,964
                                                                                    ---------------
                  Technology--16.2%
    297,100   /1/ Computer Sciences Corp.                                                20,407,056
    228,800       Eastman Kodak Co.                                                      15,772,900
    403,400       Electronic Data Systems Corp.                                          23,598,900
    596,600       First Data Corp.                                                       27,257,163
    500,700       Galileo International, Inc.                                            15,052,294
    250,300       International Business Machines Corp.                                  24,623,263
    505,600   /1/ Lexmark Intl. Group, Class A                                           39,468,400
    234,600   /1/ Novell, Inc.                                                            4,706,663
    469,000   /1/ Seagate Technology, Inc.                                               13,806,188
    896,600   /1/ Storage Technology Corp.                                               14,121,450
    653,900   /1/ Sun Microsystems, Inc.                                                 69,190,794
                                                                                    ---------------
                  TOTAL                                                                 268,005,071
                                                                                    ---------------
                  Transportation--1.1%
     49,800       Ryder Systems, Inc.                                                     1,064,475
    298,700       Union Pacific Corp.                                                    16,652,525
                                                                                    ---------------
                  TOTAL                                                                  17,717,000
                                                                                    ---------------



Shares or
Principal
Amount                                                                                     Value
                  COMMON STOCKS--continued
                  Utilities--5.2%
    688,000       Entergy Corp.                                                     $    20,597,000
    323,800       FPL Group, Inc.                                                        16,291,188
    584,000       P G & E Corp.                                                          13,395,500
    426,000       Public Service Enterprises Group, Inc.                                 16,853,625
    692,500       Reliant Energy, Inc.                                                   18,870,625
                                                                                    ---------------
                  TOTAL                                                                  86,007,938
                                                                                    ---------------
                  TOTAL COMMON STOCKS (IDENTIFIED COST $1,274,361,864)                1,616,270,235
                                                                                    ===============

                  REPURCHASE AGREEMENT--2.7%/2/
$45,050,000       ABN AMRO, Inc., 5.34%, dated 10/29/1999, due 11/1/1999
                    (AT AMORTIZED COST)                                                  45,050,000
                                                                                    ---------------
                    TOTAL INVESTMENTS (IDENTIFIED COST $1,319,411,864)/3/           $ 1,661,320,235
                                                                                    ===============




1  Non-income producing security.
2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.
3 The cost of investments for federal tax purposes amounts to $1,319,411,864. The net unrealized appreciation of investments on a federal tax basis amounts to $341,908,371 which is comprised of $466,276,949 appreciation and $124,368,578 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets
      ($1,659, 250,350) at October 31, 1999.

The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

See Notes which are an integral part of the Financial Statements










Statement of Assets and Liabilities

OCTOBER 31, 1999

Assets:
Total investments in securities, at value (identified and tax cost $1,319,411,864)                                 $
1,661,320,235
Income receivable
1,691,773
Receivable for investments sold
2,160,901
Receivable for shares sold
1,695,350

----------------
 TOTAL ASSETS
1,666,868,259

----------------
Liabilities:
Payable for investments purchased                                                                $ 4,529,109
Payable for shares redeemed                                                                        1,983,148
Payable to Bank                                                                                      579,163
Payable for taxes withheld                                                                             9,928
Accrued expenses                                                                                     516,561
                                                                                                 -----------
 TOTAL LIABILITIES
7,617,909

----------------
Net Assets for 43,861,278 shares outstanding                                                                       $
1,659,250,350

----------------
Net Assets Consist of:
Paid in capital                                                                                                    $
1,203,886,411
Net unrealized appreciation of investments1 341,908,371 Accumulated net realized gain on investments 111,598,877 Undistributed net investment income 1,856,691

----------------
 TOTAL NET ASSETS                                                                                                  $
1,659,250,350

----------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$1,659,250,350 / 43,861,278 shares outstanding
$37.83

1 Includes $3,853,453 of unrealized appreciation at December 14, 1998, related to the tax-free transfer of assets from Cape Cod Trust, a Common Trust Fund and $2,423,700 of unrealized appreciation at July 19, 1999, related to the tax- free transfer of assets from Vermont National Bank, a Common Trust Fund.

See Notes which are an integral part of the Financial Statements






Statement of Operations

YEAR ENDED OCTOBER 31, 1999

Investment Income:
Dividends (net of foreign taxes withheld of $293,785)                                                         $   30,086,927
Interest                                                                                                           1,762,689
                                                                                                              --------------
 TOTAL INCOME                                                                                                     31,849,616
                                                                                                              --------------
Expenses:
Investment advisory fee                                                                      $ 10,913,624
Administrative personnel and services fee                                                       1,244,700
Custodian fees                                                                                     84,637
Transfer and dividend disbursing agent fees and expenses                                          700,006
Trustees' fees                                                                                     18,652
Auditing fees                                                                                      15,047
Legal fees                                                                                          7,421
Portfolio accounting fees                                                                         158,419
Shareholder services fee                                                                        4,126,988
Share registration costs                                                                           68,985
Printing and postage                                                                               39,093
Insurance premiums                                                                                  1,136
Miscellaneous                                                                                      13,555
                                                                                            -------------
 TOTAL EXPENSES                                                                                17,392,263
                                                                                            -------------
Waivers and Expense Reductions:
Waiver of shareholder services fee                                            $ (1,743,240)
Fees paid indirectly from directed broker arrangements                             (49,919)
                                                                              ------------
 TOTAL WAIVERS AND EXPENSE REDUCTIONS                                                          (1,793,159)
                                                                                            -------------
Net expenses                                                                                                      15,599,104
                                                                                                              --------------
Net investment income                                                                                             16,250,512
                                                                                                              --------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments                                                                                 111,628,083
                                                                                                              --------------
Net change in unrealized appreciation of investments                                                              28,045,263
                                                                                                              --------------
Net realized and unrealized gain on investments                                                                  139,673,346
                                                                                                              --------------
 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $  155,923,858
                                                                                                              ==============

See Notes which are an integral part of the Financial Statements







Statement of Changes in Net Assets

Year Ended October 31                                                                           1999                    1998
Increase (Decrease) in Net Assets
Operations:
Net investment income                                                                    $     16,250,512        $
13,484,228
Net realized gain on investments ($111,628,083 and $148,479,604, respectively,
 as computed for federal tax purposes)                                                        111,628,083
148,484,465
Net change in unrealized appreciation                                                          28,045,263
34,385,883
                                                                                         ----------------
----------------
 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                               155,923,858
196,354,576
                                                                                         ----------------
----------------
Distributions to Shareholders:
Distributions from net investment income                                                      (15,491,074)
(12,886,475)
Distributions from net realized gains                                                        (148,430,859)
(216,135,366)
                                                                                         ----------------
----------------
 CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS                            (163,921,933)
(229,021,841)
                                                                                         ----------------
----------------
Share Transactions:
Proceeds from sale of shares                                                                  682,935,698
632,560,746
Proceeds from shares issued in connection with the tax-free transfer of assets from Cape Cod Trust, a Common Trust Fund
5,826,243                     --

Proceeds from shares issued in connection with the tax-free transfer of assets from Vermont National Bank, a Common Trust Fund
4,453,500                     --
Net asset value of shares issued to shareholders in payment of
 distributions declared                                                                       112,836,967
143,104,220
                                                                                         ----------------
----------------
Cost of shares redeemed                                                                      (587,623,382)
(468,196,162)
                                                                                         ----------------
----------------
 CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                                       218,429,026
307,468,804
                                                                                         ----------------
----------------
Change in net assets                                                                          210,430,951
274,801,539
                                                                                         ----------------
----------------
Net Assets:
Beginning of period                                                                         1,448,819,399
1,174,017,860
                                                                                         ----------------
----------------
End of period (including undistributed net investment income of $1,856,691 and
 $1,097,253, respectively)                                                               $  1,659,250,350        $
1,448,819,399
                                                                                         ================
================

See Notes which are an integral part of the Financial Statements





Notes to Financial Statements

OCTOBER 31, 1999


Federated Stock Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Trust is to provide growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies.

  On December 14, 1998, the Fund received a tax-free transfer of assets from Cape Cod Trust, a Common Trust Fund as follows:


Fund Shares Issued                                       164,444
Common Trust Fund Net Assets Received                $ 5,826,243
Unrealized Appreciation1                             $ 3,853,453

Also, on July 19, 1999, the Fund received a tax-free transfer of assets from Vermont National Bank, a Common Trust Fund as follows:


Fund Shares Issued                                       105,709
Common Trust Fund Net Assets Received                $ 4,453,500
Unrealized Appreciation1                             $ 2,423,700

1 Unrealized appreciation is included in the Common Trust Fund net assets acquired above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at their fair value as determined in good faith using methods approved by the Board of Trustees ("Trustees").

Repurchase Agreements

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/ or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

When-Issued and Delayed Delivery Transactions

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other
Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

Year Ended October 31                                                                                1999
1998
Shares sold                                                                                       17,620,456
16,935,050
Shares issued in connection with the tax-free transfer of assets from Cape Cod
 Trust, a Common Trust Fund
164,444                    --

Shares issued in connection with the tax-free transfer of assets from Vermont
 National Bank, a Common Trust Fund
105,709                    --

Shares issued to shareholders in payment of distributions declared                                 3,081,401
4,119,701
Shares redeemed                                                                                  (15,170,316)
(12,419,564)
                                                                                                 -----------
-----------
    NET CHANGE RESULTING FROM SHARE TRANSACTIONS                                                   5,801,694
8,635,187
                                                                                                 ===========
===========

Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee

Federated Investment Management Company, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the first $500 million in average daily net assets, 0.675% of the second $500 million in average daily net assets, 0.60% of the third $500 million in average daily net assets, 0.525% of the fourth $500 million in average daily net assets, and 0.40% of average daily net assets in excess of $2 billion. The Adviser will waive, to the extent of its advisory fee, the amount, if any, by which the Trust's aggregate annual operating expenses (excluding interest, taxes, brokerage, commissions, and extraordinary expense) exceed 1% of average daily net assets of the Trust.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Trust will pay FSSC up to 0.25% of average daily net assets of the Trust shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Trust directs certain portfolio trades to a broker, that, in turn, pays a portion of the Trust's operating expenses. For the six-months ended October 31, 1999, the Trust's expenses were reduced by $49,919 under these arrangements.

General
Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions
Purchases and sales of investments, excluding short-term and conversion securities, for the year ended October 31, 1999, were as follows:


Purchases                                          $465,828,442
Sales                                              $403,542,504


CHANGE OF INDEPENDENT AUDITORS (UNAUDITED)

On May 19, 1999, the Trust's Trustees, upon the recommendation of its Audit Committee, requested and subsequently accepted the resignation of Ernst & Young LLP ("E&Y") as the Trust's independent auditors. E&Y's reports on the Trust's financial statements for the fiscal years ended October 31, 1997 and October 31, 1998 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal years ended October 31, 1997 and October 31, 1998: (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Items 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1933, as amended. The Trust, by action of its Trustees, upon the recommendation of the Audit Committee, has engaged Deloitte & Touche LLP ("D&T") as the independent auditors to audit the Trust's financial statements for the fiscal year ended October 31, 1999. During the Trust's fiscal years ended October 31, 1997 and October 31, 1998, neither the Trust nor anyone on its behalf has consulted D&T on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) of reportable events (as described in paragraph (a)(1)(v) of said Item 304).

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

Report of Deloitte & Touche LLP,
Independent Auditors

TO THE TRUSTEES AND SHAREHOLDERS OF
FEDERATED STOCK TRUST:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Stock Trust (the "Trust") as of October 31, 1999, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1998, and the financial highlights for the four years and the period ended October 31, 1998 were audited by other auditors whose report dated December 21, 1998, expressed an unqualified opinion on those statements.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Stock Trust as of October 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Boston, Massachusetts
December 17, 1999

[LOGO OF FEDERATED WORLD-CLASS INVESTMENT MANAGERS]

Federated Stock Trust

DECEMBER 31, 1999

A Statement of Additional Information (SAI) dated December 31, 1999, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and SemiAnnual Reports to shareholders as they become available. The Annual Report's Management Discussion and Analysis discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the Public Reference Room in Washington, DC. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.


Investment Company Act File No. 811-3385
Cusip 313900102

8120102A (12/99)


Statement of Additional Information



FEDERATED STOCK TRUST






This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Stock Trust (Fund), dated December 31, 1999.

Obtain the prospectus and the Annual Report's Management Discussion & Analysis without charge by calling 1-800-341-7400.





December 31, 1999






                       Contents
                       How is the Fund Organized?
                       Securities in Which the Fund Invests
                       What do Shares Cost?
                       How is the Fund Sold?
                       Subaccounting Services
                       Redemption in Kind
                       Massachusetts Partnership Law
                       Account and Share Information
                       Tax Information
                       Who Manages and Provides Services to the Fund? How Does the Fund Measure Performance?
                       Who is Federated Investors, Inc.?
                       Addresses
Cusip 313900102

8120102B (12/99)

HOW IS THE FUND ORGANIZED?

The Fund is a diversified open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on December 30, 1981. The Fund's investment adviser is Federated Investment Management Company (Adviser).

Effective March 31, 1999, Federated Management, former Adviser to the Fund, became Federated Investment Management Company (formerly, Federated Advisers).


SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.


SECURITIES DESCRIPTIONS AND TECHNIQUES
Equity Securities
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund may invest.
     Common Stocks
     Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock. Preferred Stocks Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed income security. Real Estate Investment Trusts (REITs) REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market. Warrants Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.
Fixed Income Securities
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The following describes the types of fixed income securities in which the Fund may invest.
     Treasury Securities
     Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks. Agency Securities Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities. The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities. Corporate Debt Securities Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
         Commercial Paper
         Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer. Demand Instruments Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.
     Zero Coupon Securities
     Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities. Bank Instruments Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.
AMERICAN DEPOSITARY RECEIPTS
American Depositary Receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. Moreover, the Fund invests primarily in the ADRs of companies with significant operations within the U.S. Foreign Securities Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if: o it is organized under the laws of, or has a principal office located in, another country; o the principal trading market for its securities is in another country; or o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.
Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing.
     Depositary Receipts
     Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.
Special Transactions
     Repurchase Agreements
     Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.
Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.
     Delayed Delivery Transactions
     Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.


Inter-fund Borrowing and Lending Arrangements
The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. ("Federated funds") to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. Federated administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (the "Repo Rate") and more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (the "Bank Loan Rate"), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.


INVESTMENT RISKS
There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

EQUITY SECURITIES INVESTMENT RISKS
Liquidity Risks
o Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
o Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to. If this happens, the Fund will be required to continue to hold the security, and the Fund could incur losses.
Risks Related to Company Size
o Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
o Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

FIXED INCOME SECURITIES INVESTMENT RISKS

Interest Rate Risks
o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.
Credit Risks
o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
o Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
o Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
Call Risks
o Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.
o If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
Liquidity Risks
o Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.
o These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
o Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to. If this happens, the Fund will be required to continue to hold the security, and the Fund could incur losses.
Risks Associated with Noninvestment Grade Securities
o Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.




Fundamental INVESTMENT Objective

The investment objective of the Fund is to provide growth of income and capital. The investment objective may not be changed by the Fund's Trustees without shareholder approval.


INVESTMENT LIMITATIONS

Diversification
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.


Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.


Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.


Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.


Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.


Lending
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.


Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.' The above limitations cannot be changed by the Board of Trustees (Board) unless authorized by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.


Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


Investing in Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.


Pledging Assets
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.


Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.


Restricted Securities

The Trust may invest in restricted securities. Restricted securities are any securities in which the Trust may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Trust will limit their purchase, together with other illiquid securities, to 15% of its net assets. Except with respect to borrowing money, if any of the percentage limitations set forth are adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction nor will the Fund be required to make any changes in its portfolio holdings.

DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:

         for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

     in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

         for fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;

         for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

     for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.


WHAT DO SHARES COST?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.


HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.


SHAREHOLDER SERVICES
The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.


EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.


SUBACCOUNTING SERVICES

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.


REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.


MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Fund. To protect its shareholders, the Fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Fund.

In the unlikely event a shareholder is held personally liable for the Fund's obligations, the Fund is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


ACCOUNT AND SHARE INFORMATION


VOTING RIGHTS
Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Fund have equal voting rights.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund's outstanding shares.

As of December 3, 1999, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares: Charles Schwab & Co., Inc., San Francisco, CA, owned approximately 2,762,441 Shares (5.81%) and National Financial Services (for the exclusive benefit of its customers), New York, NY, owned approximately 6,185,333 Shares (13.02%).


TAX INFORMATION


FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.


FOREIGN INVESTMENTS

If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.


WHO MANAGES AND PROVIDES SERVICES TO THE FUND?


BOARD OF TRUSTEES
The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Fund's, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Trustee from the Fund for its most recent fiscal year, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Federated Fund Complex is comprised of 54 investment companies, whose investment advisers are affiliated with the Fund's Adviser.


As of December 3, 1999, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares.



------------------------------------------------------------------------------------------------------------------------------------
Name                                                                                         Aggregate          Total
Birth Date                                                                                   Compensation       Compensation
Address                                                                                      From Fund          From the Fund
Position With Fund              Principal Occupations                                                           and Fund Complex
                                for Past Five Years

John F. Donahue*+#              Chief Executive Officer and Director or Trustee of the                     $0   $0 for the
 Birth Date: July 28, 1924      Federated Fund Complex; Chairman and Director, Federated                        Fund and
Federated Investors Tower       Investors, Inc.; Chairman and Trustee, Federated                                54 other investment
1001 Liberty Avenue             Investment Management Company; Chairman and Director,                           companies
Pittsburgh, PA                  Federated Investment Counseling and Federated Global                            in the Fund Complex
CHAIRMAN AND TRUSTEE            Investment Management Corp.; Chairman, Passport
                                Research, Ltd.

Thomas G. Bigley                Director or Trustee of the Federated Fund Complex;                  $1,925.13   $113,860.22 for the
Birth Date: February 3, 1934    Director, Member of Executive Committee, Children's                             Fund and
15 Old Timber Trail             Hospital of Pittsburgh; Director, Robroy Industries,                            54 other investment
Pittsburgh, PA                  Inc. (coated steel conduits/computer storage equipment);                        companies
TRUSTEE                         formerly: Senior Partner, Ernst & Young LLP; Director,                          in the Fund Complex
                                MED 3000 Group, Inc. (physician practice management);
                                Director, Member of Executive Committee, University of
                                Pittsburgh.


John T. Conroy, Jr.             Director or Trustee of the Federated Fund Complex;                  $1,925.13   $125,264.48 for the
Birth Date: June 23, 1937       President, Investment Properties Corporation; Senior                            Fund and
Grubb & Ellis/Investment        Vice President, John R. Wood and Associates, Inc.,                              54 other investment
Properties Corporation          Realtors; Partner or Trustee in private real estate                             companies
3201 Tamiami Trail North        ventures in Southwest Florida; formerly: President,                             in the Fund Complex
Naples, FL                      Naples Property Management, Inc. and Northgate Village

TRUSTEE                         Development Corporation.


Nicholas P. Constantakis        Director or Trustee of the Federated Fund Complex;                  $1,925.13   $47,958.02 for the
Birth Date: September 3, 1939   Director, Michael Baker Corporation (engineering,                               Fund and
175 Woodshire Drive             construction, operations and technical services);                               29 other investment
Pittsburgh, PA                  formerly: Partner, Andersen Worldwide SC.                                       companies
TRUSTEE                                                                                                         in the Fund Complex

John F. Cunningham              Director or Trustee of some of the Federated Fund                   $1,439.67   $0 for the
Birth Date: March 5, 1943       Complex; Chairman, President and Chief Executive                                Fund and
353 El Brillo Way               Officer, Cunningham & Co., Inc. (strategic business                             46  other investment
Palm Beach, FL                  consulting) ; Trustee Associate, Boston College;                                companies
TRUSTEE                         Director, Iperia Corp. (communications/software);                               in the Fund Complex

                                formerly: Director, Redgate Communications and EMC
                                Corporation (computer storage systems).

                                Previous Positions: Chairman of the Board and Chief
                                Executive Officer, Computer Consoles, Inc.; President
                                and Chief Operating Officer, Wang Laboratories;
                                Director, First National Bank of Boston; Director,
                                Apollo Computer, Inc.

Lawrence D. Ellis, M.D.*        Director or Trustee of the Federated Fund Complex;                  $1,925.13   $113,860.22 for the
Birth Date: October 11, 1932    Professor of Medicine, University of Pittsburgh; Medical                        Fund and
3471 Fifth Avenue               Director, University of Pittsburgh Medical Center -                             54 other investment
Suite 1111                      Downtown; Hematologist, Oncologist, and Internist,                              companies
Pittsburgh, PA                  University of Pittsburgh Medical Center; Member,                                in the Fund Complex
TRUSTEE                         National Board of Trustees, Leukemia Society of America.

Peter E. Madden                 Director or Trustee of the Federated Fund Complex;                  $1,758.13   $113,860.22 for the
Birth Date: March 16, 1942      formerly: Representative, Commonwealth of Massachusetts                         Fund and
One Royal Palm Way              General Court; President, State Street Bank and Trust                           54 other investment
100 Royal Palm Way              Company and State Street Corporation.                                           companies
Palm Beach, FL                                                                                                  in the Fund Complex
TRUSTEE                         Previous Positions: Director, VISA USA and VISA
                                International; Chairman and Director,
                                Massachusetts Bankers Association; Director,
                                Depository Trust Corporation; Director, The
                                Boston Stock Exchange.


Charles F. Mansfield, Jr.       Director or Trustee of some of the Federated Fund                          $0   $0 for the Fund and
Birth Date: April 10, 1945      Complex; Executive Vice President, Legal and External                           50  other investment
80 South Road                   Affairs, Dugan Valva Contess, Inc. (marketing,                                  companies
Westhampton Beach, NY           communications, technology and consulting).; formerly                           in the Fund Complex
                                Management Consultant.

TRUSTEE

                                Previous Positions: Chief Executive Officer,
                                PBTC International Bank; Partner, Arthur Young &
                                Company (now Ernst & Young LLP); Chief Financial
                                Officer of Retail Banking Sector, Chase
                                Manhattan Bank; Senior Vice President, Marine
                                Midland Bank; Vice President, Citibank;
                                Assistant Professor of Banking and Finance,
                                Frank G. Zarb School of Business, Hofstra
                                University.

John E. Murray, Jr., J.D.,      Director or Trustee of the Federated Fund Complex;                  $2,069.32   $113,860.22 for the
S.J.D.#                         President, Law Professor, Duquesne University;                                  Fund
Birth Date: December 20, 1932   Consulting Partner, Mollica & Murray; Director, Michael                         and
President, Duquesne University  Baker Corp. (engineering, construction, operations and                          54 other investment
Pittsburgh, PA                  technical services).                                                            companies
TRUSTEE                                                                                                         in the Fund Complex
                                Previous Positions: Dean and Professor of Law,
                                University of Pittsburgh School of Law; Dean and
                                Professor of Law, Villanova University School of Law.

Marjorie P. Smuts               Director or Trustee of the Federated Fund Complex;                  $1,925.13   $113,860.22 for the
Birth Date: June 21, 1935       Public Relations/Marketing/Conference Planning.                                 Fund and
4905 Bayard Street                                                                                              54 other investment
Pittsburgh, PA                  Previous Positions: National Spokesperson, Aluminum                             companies
TRUSTEE                         Company of America; television producer; business owner.                        in the Fund Complex

John S. Walsh                   Director or Trustee of some of the Federated Fund                     $509.72   $0 for the
Birth Date: November 28, 1957   Complex; President and Director, Heat Wagon, Inc.                               Fund and
2007 Sherwood Drive             (manufacturer of construction temporary heaters);                               48 other investment
Valparaiso, IN                  President and Director, Manufacturers Products, Inc.                            companies
TRUSTEE                         (distributor of portable construction heaters);                                 in the Fund Complex
                                President, Portable Heater Parts, a division of
                                Manufacturers Products, Inc.; Director, Walsh & Kelly,
                                Inc. (heavy highway contractor); formerly: Vice
                                President, Walsh & Kelly, Inc.

Glen R. Johnson                 Staff member, Federated Securities Corp.                                   $0   $0 for the
 Birth Date: May 2, 1929                                                                                        Fund and
Federated Investors Tower                                                                                       8 other investment
1001 Liberty Avenue                                                                                             companies
Pittsburgh, PA                                                                                                  in the Fund Complex
PRESIDENT

J. Christopher Donahue+*        President or Executive Vice President of the Federated                     $0   $0 for the
 Birth Date: April 11, 1949     Fund Complex; Director or Trustee of some of the Funds                          Fund and
Federated Investors Tower       in the Federated Fund Complex; President, Chief                                 16 other investment
1001 Liberty Avenue             Executive Officer and Director, Federated Investors,                            companies
Pittsburgh, PA                  Inc.; President and Trustee, Federated Investment                               in the Fund Complex
EXECUTIVE VICE PRESIDENT AND    Management Company; President and Trustee, Federated
TRUSTEE                         Investment Counseling; President and Director, Federated
                                Global Investment Management Corp.; President,
                                Passport Research, Ltd.; Trustee, Federated
                                Shareholder Services Company; Director,
                                Federated Services Company.






Edward C. Gonzales              Trustee or Director of some of the Funds in the                            $0   $0 for the
 Birth Date: October 22, 1930   Federated Fund Complex; President, Executive Vice                               Fund and
Federated Investors Tower       President and Treasurer of some of the Funds in the                             1 other investment
1001 Liberty Avenue             Federated Fund Complex; Vice Chairman, Federated                                company
Pittsburgh, PA                  Investors, Inc.; Vice President, Federated Investment                           in the Fund Complex
EXECUTIVE VICE PRESIDENT        Management Company  and Federated Investment Counseling,
                                Federated Global Investment Management Corp. and
                                Passport Research, Ltd.; Executive Vice President and
                                Director, Federated Securities Corp.; Trustee, Federated
                                Shareholder Services Company.

John W. McGonigle               Executive Vice President and Secretary of the Federated                    $0   $0 for the
Birth Date: October 26, 1938    Fund Complex; Executive Vice President, Secretary and                           Fund and
Federated Investors Tower       Director, Federated Investors, Inc.; Trustee, Federated                         54 other investment
1001 Liberty Avenue             Investment Management Company and Federated Investment                          companies
Pittsburgh, PA                  Counseling; Director, Federated Global Investment                               in the Fund Complex
EXECUTIVE VICE PRESIDENT and    Management Corp, Federated Services Company and
SECRETARY                       Federated Securities Corp.

Richard J. Thomas               Treasurer of the Federated Fund Complex; Vice President                    $0   $0 for the
Birth Date: June 17, 1954       - Funds Financial Services Division, Federated                                  Fund and
Federated Investors Tower       Investors, Inc.; formerly: various management positions                         54 other investment
1001 Liberty Avenue             within Funds Financial Services Division of Federated                           companies
Pittsburgh, PA                  Investors, Inc.                                                                 in the Fund Complex
TREASURER

Richard B. Fisher               President or Vice President of some of the Funds in the                    $0   $0 for the
Birth Date: May 17, 1923        Federated Fund Complex; Director or Trustee of some of                          Fund and
Federated Investors Tower       the Funds in the Federated Fund Complex; Executive Vice                         6 other investment
1001 Liberty Avenue             President, Federated Investors, Inc.; Chairman and                              companies
Pittsburgh, PA                  Director, Federated Securities Corp.                                            in the Fund Complex
VICE PRESIDENT

J. Thomas Madden                Chief Investment Officer of this Fund and various other                    $0   $0 for the
Birth Date: October 22, 1945    Funds in the Federated Fund Complex; Executive Vice                             Fund and
Federated Investors Tower       President, Federated Investment Counseling, Federated                           12 other investment
1001 Liberty Avenue             Global Investment Management Corp., Federated Investment                        companies
Pittsburgh, PA                  Management Company and Passport Research, Ltd.; Vice                            in the Fund Complex
CHIEF INVESTMENT OFFICER        President, Federated Investors, Inc.; formerly:
                                Executive Vice President and Senior Vice President,
                                Federated Investment Counseling Institutional Portfolio
                                Management Services Division; Senior Vice President,
                                Federated Investment Management Company and Passport
                                Research, Ltd.


Michael P. Donnelly             Michael P. Donnelly has been the Fund's Portfolio                          $0   $0 for the
Birth Date: November 26, 1961   Manager since November 1997.  He is Vice President of                           Fund and
Federated Investors Tower       the Fund.   Mr. Donnelly joined Federated in 1989 as an                         1 other investment
1001 Liberty Avenue             Investment Analyst.  He served as a Portfolio Manager                           company
Pittsburgh, PA                  from 1994 to 1998 and became a Senior Portfolio Manager                         in the Fund Complex
VICE PRESIDENT                  in 1998.  He was a Vice President of the Fund's Adviser
                                from 1994 to 1999.  In May 1999, Mr. Donnelly became a
                                Senior Vice President of the Fund's Adviser.   Mr.
                                Donnelly is a Chartered Financial Analyst and received
                                his M.B.A. from the University of Virginia.


* An asterisk denotes a TRUSTEE who is deemed to be an interested person as defined in the Investment Company Act of 1940.
# A pound sign denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.
+  Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Fund.
++Mr. Cunningham became of member of the Board of Trustees on January 1, 1999.
 Messrs. Mansfield and Walsh became members of the Board of Trustees on November 17,1999, respectively. They did not earn any fees for serving the Fund Complex since these fees are reported as of the end of the last calendar year.


INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.

The Adviser must waive the portion of its advisory fee that increases the Fund's aggregate annual operating expenses above 1.00% of its average daily net assets. The Fund's operating expenses include the advisory fee but exclude interest, taxes, brokerage commissions, expenses of registering the Fund and its shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses.


Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.


BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.


Research Services
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.


For the fiscal year ended, October 31, 1999, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $29,561,987 for which the Fund paid $58,562 in brokerage commissions.

On October 31, 1999, the Fund owned securities of the following regular broker/dealers: $18,734,966 of securities of Bear, Stearns & Co., Inc. and $24,820,313 of securities of Morgan Stanley, Dean Witter, Discover Co.


Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.


ADMINISTRATOR
Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

Maximum Administrative Fee Average Aggregate Daily Net Assets of the Federated Funds 0.150 of 1% on the first $250 million 0.125 of 1% on the next $250 million
0.100 of 1% on the next $250 million 0.075 of 1% on assets in excess of $750 million The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.


CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.


INDEPENDENT Auditors

The independent auditor for the Fund, Deloitte & Touche LLP, plans and performs its audit so that it may provide an opinion as to whether the Fund's financial statements and financial highlights are free of material misstatement.




FEES PAID BY THE FUND FOR SERVICES
For the Year Ended October 31
                                                             1999                         1998                   1997

Advisory Fee Earned                                   $10,913,624                   $9,348,739             $7,175,722
Advisory Fee Reduction                                         $0                           $0                     $0
Brokerage Commissions                                     $58,562                   $1,417,358             $1,735,722
Administrative Fee                                     $1,244,700                   $1,033,896               $766,339
Shareholder Services Fee                               $4,126,988                           NA                     NA




If the Fund's expenses are capped at a particular level, the cap does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.


HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.


Average Annual Total Returns and Yield
Total returns are given for the one-year, five-year, and ten-year periods ended October 31, 1999.

Yield is given for the 30-day period ended October 31, 1999.



                              30-Day Period            1 Year         5 Years      10 Years
Fund

Total Return                  NA                       11.03%         20.55%       15.15%
Yield                         1.08%                    NA             NA           NA

-----------------------------------------------------------------------------------------------


TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.


YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.


PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o    references  to  ratings,   rankings,   and  financial  publications  and/or
     performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

   o Lipper Analytical Services, Inc. Ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time.

   o Dow Jones Industrial Average (DJIA) Represents share prices of selected blue-chip corporations. The DJIA indicates daily changes in the average price of stocks these corporations. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole.

   o Standard & Poor's Daily Stock Price Index Of 500 Common Stocks (S&P 500) A composite index of common stocks in industry, transportation, and financial and public utility companies. Can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in S&P figures.

   o Morningstar, Inc. An independent rating service, is the publisher of the bi-Weekly Mutual Fund Values, which rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars and ratings are effective for two weeks.


WHO IS FEDERATED INVESTORS, INC.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.


Federated Funds overview

Municipal Funds
In the municipal sector, as of December 31, 1998, Federated managed 10 bond funds with approximately $2.2 billion in assets and 23 money market funds with approximately $12.5 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.


Equity Funds
In the equity sector, Federated has more than 28 years' experience. As of December 31, 1998, Federated managed 27 equity funds totaling approximately $14.9 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.


Corporate Bond Funds
In the corporate bond sector, as of December 31, 1998, Federated managed 9 money market funds and 15 bond funds with assets approximating $22.8 billion and $7.1 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 26 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion.


Government Funds
In the government sector, as of December 31, 1998, Federated managed 9 mortgage backed, 5 government/agency and 19 government money market mutual funds, with assets approximating $5.3 billion, $1.8 billion and $41.6 billion, respectively. Federated trades approximately $425 million in U.S. government and mortgage backed securities daily and places approximately $25 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $43.2 billion in government funds within these maturity ranges.


Money Market Funds
In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1998, Federated managed more than $76.7 billion in assets across 52 money market funds, including 19 government, 9 prime and 23 municipal with assets approximating $41.6 billion, $22.8 billion and $12.5 billion, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield - J. Thomas Madden; U.S. fixed income -William D. Dawson, III; and global equities and fixed income - Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.


Mutual Fund Market
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $5 trillion to the more than 7,300 funds available, according to the Investment Company Institute.


Federated Clients Overview

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

Institutional Clients
Federated meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.


Bank Marketing
Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.


Broker/Dealers and Bank Broker/Dealer Subsidiaries
Federated Funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

ADDRESSES


FEDERATED STOCK TRUST

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Custodian
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600


Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600


Independent Auditors

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116